UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report: May 10, 2004
(Date of Earliest Event Reported)

NATIONAL WESTERN LIFE INSURANCE COMPANY
(Exact Name of Registrant as Specified in Its Charter)

COLORADO
(State or Other Jurisdiction of Incorporation)

2-17039	84-0467208
(Commission File Number)	(I.R.S. Employer Identification Number)

850 EAST ANDERSON LANE, AUSTIN, TEXAS	78752-1602
(Address of Principal Executive Offices)	(Zip code)

(512) 836-1010
(Registrant's Telephone Number, Including Area Code)

Item 7. Financial Statements and Exhibits

         ( c ) Exhibits

Exhibit No.	Description

99	Press Release dated May 10, 2004

Item 12. Results of Operations and Financial Condition

On May 10, 2004, National Western Life Insurance Company (the "Company") announced via press release the Company's results for its first quarter ended March 31, 2004. A copy of the Company's press release is attached hereto as Exhibit 99. This Form 8-K and the attached exhibit are provided under Item 12 of Form 8-K and are furnished to, but not filed with, the Securities and Exchange Commission.

The press release is available at the Company's website, www.nationalwesternlife.com.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL WESTERN LIFE INSURANCE COMPANY

Date: May 10, 2004	/S/ Brian M. Pribyl

Name: Brian M. Pribyl
Title: Senior Vice President
Chief Financial & Administrative Officer and Treasurer